UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/11/2005

QUAKER CHEMICAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7154

PA	23-0993790
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Quaker Park, 901 Hector Street, Conshohocken , PA 19428
(Address of Principal Executive Offices, Including Zip Code)

610-832-4000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Having reached the mandatory retirement age under the Company's retirement policy for Directors, Mr. Peter A. Benoliel, whose term as a Class I Director of Quaker Chemical Corporation expired on May 11, 2005, was not eligible for reelection this year at the Company's Annual Meeting of Shareholders held on May 11, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: May 11, 2005.	By:	/s/ D. Jeffry Benoliel
D. Jeffry Benoliel
Vice President, Secretary and General Counsel